                               REIMBURSEMENT AGREEMENT

                                  EPIC VACATION CLUB


     THIS AGREEMENT is dated for reference purposes         , 1998, by and
between EPIC RESORTS, LLC, a Delaware limited liability company ("Declarant"), on behalf of itself and its affiliates and subsidiaries, and EPIC VACATION CLUB, a Delaware nonprofit corporation ("Club").


1:   ASSERTIONS.  Each of the following assertions is a material provision of this Agreement.

     1.1 VACATION OWNERSHIP PLAN. Declarant has established a Vacation Ownership Plan ("Plan") by recording or filing a "Declaration of Vacation Ownership Plan (Epic Vacation Club - Palm Springs Marquis Villas)" dated ____________, 1998 ("Declaration") on _____________, 1998, as Instrument No.
________________, Official Records, Riverside County, California, against various Condominium Units ("Property") and by leasing the Property to Club. Declarant will lease Condominium Units to the Club immediately before recordation or filing of the Declaration as to a particular Property.

     1.2 PHASES. The Property may include an unlimited number of Units and/or additional Property, whether fixed or mobile, to be added in additional Phases by a Declaration of Annexation or additional Declaration as provided in the Declaration.

     1.3 CLUB. Club is a nonprofit corporation organized under the Corporation Law of Delaware. The specific and primary purpose for which the Club has been formed is to care for, own, lease, maintain, operate and manage the Property and Improvements thereon which it owns, wherever located, which has been dedicated to the Plan by a Declaration.

     1.4 OPERATING FUNDS. Club has prepared an initial annual budget for operation, maintenance, and reserves ("Budget"), a summary of which is attached hereto as Exhibit A. Revenue to meet the Budget will be obtained from Assessments collected from the Members of the Club. To the extent Assessments from Members other than Declarant are not sufficient to meet the operation and maintenance portions of the Budget, Declarant will, under certain terms and conditions, reimburse the costs of operation and maintenance, in lieu of paying the operation and maintenance portion of Assessments on Memberships not sold. It is the purpose and intent of this Agreement to set forth the terms and provisions of Declarant's agreement to reimburse.

     1.5 DEFINITIONS. Unless the context otherwise requires, the Definitions set forth in the Declaration, as may be amended from time to time, are hereby adopted as the definitions herein. A substantially similar Declaration shall be recorded in each county, and shall describe each Resort, where the Club owns or leases real property subject to the Vacation Ownership Plan and Club Memberships. The provisions of recorded Declarations shall have priority over this Agreement, and inconsistent provisions among various Declarations shall be resolved in favor of


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the most restrictive provision on the Club or Declarant and/or the most favorable provision for protecting the Members.

     1.6  TABLE OF CONTENTS.


ARTICLE/SECTION     TITLE                                                        PAGE

1:   ASSERTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.1  Vacation Ownership Plan. . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.2  Phases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.3  Club . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.4  Operating Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.5  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.6  Table of Contents. . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

2:   EFFECTIVE DATE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

3:   REIMBURSEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     3.1  Reimbursement Payment. . . . . . . . . . . . . . . . . . . . . . . . . . .3
     3.2  Reimbursement Request. . . . . . . . . . . . . . . . . . . . . . . . . . .3
     3.3  Net Costs Subject to Reimbursement . . . . . . . . . . . . . . . . . . . .3
     3.4  Reimbursement Refund . . . . . . . . . . . . . . . . . . . . . . . . . . .4

4:   RESERVES FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

5:   FINANCIAL ASSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.1  Release. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.2  Arbitration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     5.3  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

6:   ASSESSMENT COLLECTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

7:   ACCOUNTINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     7.1  Receipts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     7.2  Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     7.3  Delinquencies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     7.4  Reserves Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

8:   TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

9:   GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     9.1  Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     9.2  Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     9.3  Arbitration. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     9.4  Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     9.5  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     9.6  Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

                                    2
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     9.7  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     9.8  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     9.9  Parties In Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     9.10 Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     9.11 Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     9.12 Successors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     9.13 Word Usage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     9.14 Exhibits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

10:  SIGNATURES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

11:  ACKNOWLEDGMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

     EXHIBIT
          A    Club Budget

--------------------------------------------------------------------------------

2:   EFFECTIVE DATE.  This Agreement shall become effective on the date of the first closing of a sale of a Membership in the Plan, and shall continue until terminated pursuant to the terms hereof.

3:   REIMBURSEMENT.  During the term of this Agreement, Declarant agrees to reimburse the costs of operating and maintaining the Plan by paying to Club, within ten (10) days of receipt of a Reimbursement Request from Club, all amounts requested by such Reimbursement Request pursuant to the following terms and conditions:

     3.1 REIMBURSEMENT PAYMENT. During the term of this Agreement and whenever Declarant is responsible for the financial administration of the Club, commencing one (1) month after the effective date of this Agreement and monthly thereafter (such monthly period and each successive monthly period shall each be referred to herein as a "Reimbursement Period"), Declarant shall pay to the Club the Net Costs Subject to Reimbursement accrued during the most recent Reimbursement Period, accompanied by the monthly accounting as required hereinafter. Such payment shall be made within ten (10) days of conclusion of the applicable Reimbursement Period.

     3.2 REIMBURSEMENT REQUEST. During the term of this Agreement and whenever Declarant is NOT responsible for the financial administration of the Club, commencing one (1) month after the effective date of this Agreement and monthly thereafter Club shall deliver a written Reimbursement Request to Declarant requesting payment to Club by Declarant of the Net Costs Subject to Reimbursement accrued during the most recent Reimbursement Period. Each Reimbursement Request shall be accompanied by the monthly accounting as required hereinafter. Such payment shall be made within ten (10) days of receipt of the Request therefor. If no such Request is timely received by Declarant, Declarant shall promptly send to Club a request for a Reimbursement Request.

     3.3 NET COSTS SUBJECT TO REIMBURSEMENT for which Club may receive reimbursement hereunder shall include all amounts accrued by Club during the most recent

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Reimbursement Period as costs of operating and maintaining the Plan LESS all amounts received by Club during such Reimbursement Period as (i) regular or special membership assessments, and (ii) income or receipts from any other source.

          3.3(a)    EXAMPLES.  Costs of operating and maintaining the Plan, for which reimbursement may be received pursuant to this Section 3.3, shall include the cost of all Club operations, maintenance, social and recreational programs, bookkeeping, accounting and legal fees, and the amount of Club's monthly deposit to the Club Reserves Fund made during the Reimbursement Period. Expenditures for major maintenance or replacement for which funds are accumulated in the Reserves Fund of Club shall not be included in the costs of operating and maintaining the Plan for which reimbursement may be received.

          3.3(b)    ACCRUAL.  For purposes of this Agreement, costs shall be
deemed "accrued" on the LATER of (i) the date the bill, invoice or statement requesting payment is received by Club, or (ii) thirty (30) days prior to the due date thereof. For purposes of employee wages and other monthly or semi-monthly non-invoiced costs, such costs shall be deemed "accrued" on the first day of the applicable pay period.

          3.3(c)    EXCESSIVE COSTS.  Specific expenditures for operating and
maintaining the Plan which pertain to more than four (4) months in advance, shall be paid by Club from surplus funds or the Reserves Fund. To the extent withdrawn from the Reserves Fund, such amount shall be restored in equal monthly amounts over the period to which it applies.

          3.3(d)    SPECIAL ASSESSMENTS.  Declarant's obligation to reimburse
under this Agreement shall preclude the need for any special assessments by the Club other than special assessments approved by the Board or Members for capital expenditures or unrecoverable delinquent Member Assessments.

     3.4 REIMBURSEMENT REFUND. At any time during the term of this Agreement, if Club receives any amounts as payment of delinquent Assessments or fees, which became delinquent during the time Declarant was reimbursing the operation and maintenance of Club, all such amounts shall be immediately paid to Declarant.
It is the purpose and intent of this Paragraph to prevent any windfall in favor of Club which may occur by Club's receipt of reimbursement payments, all or a part of such reimbursement payments being attributable to and caused by Assessments being delinquent, and the subsequent receipt of such Assessments by Club.

4:   RESERVES FUND.  Club shall maintain a Reserves Fund in an interest-bearing account at a state or federally insured bank or savings association. The initial deposit to the Reserves Fund shall be made on the first business day of January immediately following the first closing of the sale of a Membership, and subsequent deposits shall be made thereafter on the first business day of each calendar year. Declarant shall annually deposit to the Reserves Fund an amount determined as follows:

Amount of           Amount of           **Average Number of unsold* Memberships
annual         =    annual Budget x     (divided by)
deposit             for Reserves        -------------------------------------
                                        **Average Total number of sold and
                                         unsold* Memberships

The amount for the first year shall be prorated for the portion of the year after the first close of a sale.

-------------------
* The number of "unsold Memberships" shall be determined by dividing (the number of Points unsold) by (the average Points in each Membership held by a person other than Club or Declarant), at the time the Reserve deposit is being calculated.

** The "average" shall be based on the previous calendar year.

5:   FINANCIAL ASSURANCE.  Declarant shall provide "Financial Assurance" in escrow with INTERCITY ESCROW SERVICES, a California corporation ("Escrow Company"), in the form of an Irrevocable Letter of Credit, Bond or a cash deposit, in an amount equal to 50% of the portion of the annual budget of the Club. Such Financial Assurance shall be given to secure the undertaking of Declarant to Club as set forth in this Agreement. On or before the effective date of this Agreement Declarant shall deliver the Financial Assurance to Escrow Company, along with an executed copy of this Agreement and irrevocable written instructions to Escrow Company signed by Declarant and Club which shall provide:

     5.1 RELEASE. Escrow Company shall not release or exonerate the Financial Assurance until Escrow Company has received written notice from Club that Declarant has faithfully performed all its obligations under this Agreement, and Declarant has provided and deposited in escrow or trust Financial Assurance in compliance with California Code of Regulations, Title 10, Section 2812.3;

     5.2 ARBITRATION. If there is a dispute between Declarant and Club with respect to the question of satisfaction of any condition for exoneration and release of the Financial Assurance, the issue or issues shall, at the request of either party, be submitted to binding arbitration under Club Bylaw 9.6; and

     5.3 OTHER. Such other terms and provisions as may be mutually agreed upon by Declarant and Club or required by law.

6:   ASSESSMENT COLLECTION.  Club agrees to make diligent and good faith efforts to collect from all members all Assessments on a timely basis as such become due and owing. Club further agrees to diligently take all actions and pursue such procedures as are set forth in the Declaration, Bylaws, or Rules for enforcing collection of delinquent Assessments.

7:   ACCOUNTINGS.  Club shall maintain records and books of account which it shall make available and open for inspection by Declarant or its agents during normal business hours upon twenty-four (24) hours written notice. Club shall provide to Declarant, commencing one (1) month following the effective date of this Agreement, and monthly thereafter, a report containing all of the following and covering the period of time since the last previous report:

     7.1 RECEIPTS. A schedule listing all receipts, including all Assessments, fees and any other receipts.

     7.2 EXPENDITURES. A schedule listing all expenditures made by Club, including the date incurred, amount, payee, and purpose thereof, together with copies of all invoices therefor.

     7.3 DELINQUENCIES. A list of members delinquent in the payment of Assessments or fees, including names, membership number, amount delinquent and period of delinquency.

     7.4 RESERVES FUND statement, including receipts, disbursements, and balance.

8:   TERMINATION.  This Agreement shall terminate thirty (30) days after receipt by Club of written notice from Declarant of its intent to terminate this Agreement. From and after termination, Declarant shall pay to Club, prorated as of the date of termination, assessments as required by the Governing Documents.

9:   GENERAL PROVISIONS.

     9.1 AGENCY. Nothing in this Agreement shall constitute a partnership between, or joint venture by, the parties hereto, or constitute either party the agent or employee of the other.

     9.2 AMENDMENT. No supplement, modification or amendment of this Agreement shall be established by course of dealing or by any method except in a writing executed by each of the parties, except Exhibit A, which may be modified solely by Club from time to time pursuant to the Bylaws and Declaration.

     9.3 ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the making, performance, or interpretation thereof, shall be settled by binding arbitration under Club Bylaw 9.6.

     9.4 ATTORNEYS' FEES. Should any action or proceeding be commenced between the parties hereto concerning this Agreement or their rights and duties hereunder, the party prevailing in such action or proceeding shall be entitled to reasonable attorneys' fees and costs in such action or proceeding, which shall be determined by the court or arbitrator. Each party shall bear its own costs, expenses, and attorney's fees incurred in negotiating, preparing, and signing this Agreement.

     9.5 ENTIRE AGREEMENT. This Agreement and all documents executed contemporaneously herewith and/or specifically referred to herein, such as the Governing Documents, constitute the complete, exclusive and final expression of the agreement between the parties pertaining to the subject matter contained in it; it supersedes all prior and contemporaneous agreements, representations, and understandings of the parties; and it may not be contradicted by evidence of any prior or contemporaneous agreement. No extrinsic evidence whatsoever may be introduced in any proceeding concerning the terms of this Agreement.

     9.6 FURTHER ASSURANCES. The parties hereto agree to perform any further acts and to execute and deliver any further documents which may be necessary or appropriate to carry out the purposes of this Agreement.

     9.7 HEADINGS. The paragraph or section headings or titles in this Agreement are for convenience and reference only and do not in any way modify, interpret, or construe the intent of the parties or affect any of the provisions of this Agreement.

     9.8 NOTICES. Any notice or communication required or desired to be given hereunder shall be deemed given when personally delivered or properly sent by facsimile transmission, or ninety-six (96) hours after mailing (first class postage prepaid, return receipt requested), to the parties at the following addresses, or at such other addresses as may be given by proper notice:

          9.8(a)    DECLARANT: EPIC RESORTS, LLC, 1150 First Avenue, Suite 900,
King of Prussia, PA 19406; Facsimile Transmission No. (610) 992-1590;

          WITH A COPY TO: JOHN ROGERS BURK, A LAW CORPORATION, 2140 Professional Drive, Suite 120, Roseville, California 95661; Facsimile Transmission No. (916) 784-7075;

          9.8(b)    CLUB: EPIC VACATION CLUB, 1150 First Avenue, Suite 900, King
of Prussia, PA 19406; Facsimile Transmission No. (610) 992-1590;

     9.9  PARTIES IN INTEREST.  Unless specifically otherwise provided herein,
(a) nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto; (b) nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement; and (c) nothing herein shall give any third person any right of subrogation or action over or against any party to this Agreement.

     9.10 REMEDIES. Club shall be entitled to exercise each and every remedy available under this Agreement, the Declaration as recorded with respect to any Unit, or by law, with respect to default by Declarant in any of its obligations hereunder.

     9.11 SEVERABILITY. If any provision of this Agreement is held to be unenforceable, invalid or illegal by any arbitrator or court of competent jurisdiction, such shall not affect the remainder of this Agreement.

     9.12 SUCCESSORS. This Agreement shall be binding upon and benefit the heirs, legal representatives, successors, and assigns of the parties.

     9.13 WORD USAGE. Unless the context clearly otherwise requires, (a) the plural and singular numbers or the masculine, feminine and neuter genders shall each be deemed to include the others; (b) "shall", "will", or "agrees" are mandatory, and "may" is permissive; (c) "or" is not exclusive; and (d) "including" or "such as" is not limiting.

     9.14 EXHIBITS. The following Exhibit is attached hereto and incorporated herein by this reference:

     A Club Budget

10: SIGNATURES. The individuals signing this Agreement in a representative capacity for a person or entity whose name is set forth immediately above their signature, warrant that they have been expressly authorized to sign the Agreement on behalf of such person or entity.


DECLARANT:                              CLUB:

EPIC RESORTS, LLC, a Delaware           EPIC VACATION CLUB, a
limited liability company               Delaware nonprofit corporation


By                                      By
   --------------------------------        ----------------------------------
     Thomas F. Flatley, Manager              Thomas F. Flatley, President


11:  ACKNOWLEDGMENT.


State of __________      )
                         ) ss.
County of _________      )

On _____________, 1998 before me ________________, a Notary Public, personally appeared THOMAS F. FLATLEY,
[Check one]:
     [ ] personally known to me
     [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.



Signature
          -------------------------------

                                             [Seal]

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                                 EXHIBIT A

                              CLUB BUDGET, 19
                                             ---

















                                     EXHIBIT A
                             TO REIMBURSEMENT AGREEMENT